EX-99.23(d)(164)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust ("Trust").

     WHEREAS, the parties wish to amend the Agreement in order to delete the following funds: 1) the JNL/S&P Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Growth Fund of the Trust; 2) the JNL/S&P Moderate Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Growth Fund of the Trust; and 3) JNL/S&P Moderate Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Fund of the Trust.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 6, 2009, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 6, 2009, attached hereto.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 6th day of April, 2009.


JACKSON NATIONAL ASSET                          STANDARD & POOR'S
MANAGEMENT, LLC                                 INVESTMENT ADVISORY SERVICES LLC


By:                                             By:
Name:  MARK D. NERUD                            Name:
Title:   PRESIDENT                              Title:

                                   SCHEDULE A
                                  APRIL 6, 2009
                                     (Funds)

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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                                   SCHEDULE B
                                  April 6, 2009
                                 (Compensation)

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                                      FUNDS
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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 ASSETS                                                      ANNUAL RATE
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$0 to $1.3 Billion                                              0.07%
Next $1.2 Billion                                               0.05%
Over $2.5 Billion                                               0.04%
------------------------------------------------------- --------------------
THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF
CALCULATING THE SUB-ADVISORY FEE.


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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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------------------------------------------------------- --------------------
 ASSETS                                                      ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $1Billion                                                 0.08%
Next $2 Billion                                                 0.07%
Over $3 Billion                                                 0.05%
------------------------------------------------------- --------------------
THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF
CALCULATING THE SUB-ADVISORY FEE.